WY FUNDS
                                  THE CORE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005

                           As Amended August 8, 2005

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Fund's current Prospectus dated May 1, 2005. A free copy of the Prospectus can be obtained by writing the transfer agent at Citco Mutual Fund Services, Inc., 83 General Warren Blvd., Suite 200, Malvern, PA 19355, or by calling 1-866-329-CORE (2673).


TABLE OF CONTENTS                                                           PAGE
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DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........2

INVESTMENT LIMITATIONS........................................................12

THE INVESTMENT ADVISER........................................................14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................17

TRUSTEES AND OFFICERS.........................................................19

CODE OF ETHICS................................................................21

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................21

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................22

DETERMINATION OF SHARE PRICE..................................................23

ADDITIONAL TAX INFORMATION....................................................24

FUND SERVICES.................................................................24

ACCOUNTANTS...................................................................25

DISTRIBUTOR...................................................................25

CUSTODIAN.....................................................................25

PROXY VOTING POLICIES.........................................................25

FINANCIAL STATEMENTS..........................................................27

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                      DESCRIPTION OF THE TRUST AND THE FUND

      The Core Fund (the "Fund") was organized as a diversified series of the WY Funds (the "Trust") on October 20, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 20, 2004 (the "Trust Agreement"). Prior to February 7, 2005, the Fund was a series of AmeriPrime Advisors Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series of the Trust currently authorized by the Trustees. The investment adviser to the Fund is Wertz York Capital Management Group, LLC (the "Adviser").

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of the series represents an equal proportionate interest in the assets and liabilities belonging to the series with each other share of the series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the series into a greater or lesser number of shares of the series so long as the proportionate beneficial interest in the assets belonging to the series and the rights of shares of the series are in no way affected. In case of liquidation of the series, the holders of shares of the series will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the series. Expenses attributable to the series are borne by the series. Any general expenses of the Trust not readily identifiable as belonging to any series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

      ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a discussion of some of the investments the Fund may make and some of the techniques the Fund may use.


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      A. U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

      B. MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac. The Fund intends to invest only in those securities guaranteed by governmental agencies. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

      While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

      GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

      PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.


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      Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

      COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets").

      STRIPPED MORTGAGE-BACKED SECURITIES. Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC").

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

      The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

      C. GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.


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      The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

      D. FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

      Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

      E. FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.


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      Freddie Mac guarantees to each registered holder of a Freddie Mac
Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

      Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

      F. FEDERAL HOME LOAN BANK SECURITIES. The Federal Home Loan Bank system ("FHLB") was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

      The FHLB is also one of the world's largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB's central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

      Securities issued by the FHLB are not be obligations of the U.S. government and are not guaranteed by the U. S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).


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      G. STRIPS. The Federal Reserve creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

      H. ZERO COUPON SECURITIES. Zero coupon securities are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon securities move in the same direction as interest rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

      I. FINANCIAL SERVICES INDUSTRY OBLIGATIONS.

            (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

            (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

            (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

      J. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase agreements.


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      K. INVESTMENT IN RELATIVELY NEW ISSUES. The Fund may invest in the debt securities of selected new issuers (i.e., those having continuous operating histories of less than three years). If the Fund invests in debt securities of new issuers, it will only be in those issues where the Adviser believes there are strong contractual protections for the holder. If issuers meet the investment criteria discussed above, the Fund may invest in securities without respect to the age of the issuer. Investments in new issuers may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

      L. LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans arranged through private negotiations between a borrower and one or more lending institutions, which may be in the form of participations in loans ("Participations") and assignments of portions of loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan; however, since Assignments are arranged through private negotiations between the potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

      The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could only be sold to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult in valuing the Fund and, therefore, calculating the net asset value per share of the Fund. All Assignments and Participations shall be considered to be illiquid securities by the Fund. The investment by the Fund in illiquid securities, including Assignments and Participations, is limited to a total of 15% of its net assets.

      M. SECURITIES LENDING. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


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      The Adviser understands that it is the current view of the staff of the
Securities and Exchange Commission that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

      Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

      N. BORROWING. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

      O. LEVERAGING. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

      P. HEDGING TRANSACTIONS. The Fund may utilize various other investment strategies as described below to hedge interest rate risk. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

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      The Fund may purchase and sell financial futures contracts and enter into interest rate transactions such as swaps (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from interest rate fluctuations. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures will be purchased, sold or entered into only for bona fide hedging purposes and not for speculative purposes.

      Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions would result in losses greater than if they had not been used. The use of futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

      GENERAL CHARACTERISTICS OF FUTURES. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).

      The Fund's use of financial futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging purposes. Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). The Fund may be required to deposit additional cash or assets (variation margin) thereafter on a daily basis as the mark-to-market value of the contract fluctuates. Futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur. The segregation requirements with respect to futures contracts are described below.

      INTEREST RATE SWAPS. The Fund may invest in interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

      The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate swaps are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any interest rate swap unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

      Interest Rate Futures. The Fund might sell interest rate futures contracts in order to hedge against an anticipated rise in interest rates that might cause the value of the Fund's portfolio securities to decline. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest rate futures position. Alternatively, an interest rate futures contract may be purchased when the Fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

      USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

      In the case of a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess.

      Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Hedging Transactions. Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

      Q. MUNICIPAL SECURITIES. The Portfolio may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

      Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

      Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

                             INVESTMENT LIMITATIONS

      A. FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

            (1) Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

            (2) Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

            (3) Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

            (4) Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

            (5) Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

            (6) Loans. The Fund will not make loans to other persons, except:
(a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

            (7) Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

            (8) Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation. However, this does not mean that the Fund may acquire another investment company under circumstances which would cause the resulting company to be in violation of the 1940 Act.

      B. NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" - "Fundamental" above).

            (1) Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

            (2) Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

            (3) Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

            (4) Options. The Fund will not purchase or sell puts, calls, options or straddles.

            (5) Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

            (6) 80% Investment Policy. Under normal circumstances, at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in government bonds. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in plain English in a separate written document and will contain the following prominent statement, or similar clear and understandable statement, in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, or if the notice is delivered separately from any other communication to the Fund's shareholders, then the statement will appear either on the notice or on the envelope in which the notice is delivered.

                             THE INVESTMENT ADVISER

      The Fund's investment adviser is Wertz York Capital Management Group, LLC, 3434 Colwell Avenue, Suite 100, Tampa, Florida 33614 (the "Adviser"). Together, Mitchell P. York and M. Brent Wertz own 100% of, and may be deemed to control, Wertz York Capital Management Group, LLC.

      Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser pays all operating expenses of the fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person Trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940, if any. The Adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund's total annual operating expenses (excluding brokerage costs, borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 0.50% of its average daily net assets through April 30, 2006. For the period from January 9, 2002 (commencement of operations of the Institutional Short-Term Government Bond Fund, the predecessor to the Fund) through December 31, 2002 and for the fiscal years ending December 31, 2003 and 2004, the Fund paid advisory fees of $517,354, $605,855 and $813,330, respectively, after waiver of management fees.

      On January 21, 2005, the Board of Trustees considered and approved the Management Agreement between the Trust and the Adviser. The Management Agreement will remain in force for two years from the date of its execution (i.e., until January 21, 2007). Thereafter, the Management Agreement may be continued from year to year, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trustees reviewed with legal counsel a memorandum regarding their duties with respect to approval of the contract and the factors they should consider in deciding to approve the contract. The Board requested and received written materials from the Adviser, including a written response to a questionnaire prepared by Fund counsel regarding the nature of the services provided by the Adviser (the "Report"). As to the nature, extent and quality of the services provided by the Adviser, the Trustees reviewed information provided in the Report regarding the Adviser's business, personnel and management style. They also reviewed the Adviser's compliance procedures with respect to the Fund, the Adviser's brokerage policies and a certification from the Adviser regarding its code of ethics. The Trustees also reviewed the Adviser's Form ADV, which described the educational and professional background of the Adviser's investment personnel, and reviewed the Adviser's profit and loss statement for calendar year 2004 and its balance sheet as of January 7, 2005. The Trustees discussed the terms of the Management Agreement, and concluded that the nature and extent of services required of the Adviser were reasonable and consistent with the Board's expectations. The Trustees concluded that the Adviser has the resources to provide high quality advisory services to the Fund.

      As for the investment performance of the Adviser, the Trustees reviewed information provided in the Report regarding the performance of the Institutional Short-Term Government Bond Fund of AmeriPrime Advisors Trust, the predecessor to the Fund, as compared to the one-year constant maturing Treasury index (CMT) and the State Board of Administration ("SBA"), a funding vehicle available to local Florida municipalities and other institutions for short term investments, which the portfolio managers indicated was the appropriate comparison. The Trustees concluded that the Adviser had performed reasonably well, trailing the SBA slightly for 2004, but outperforming the SBA slightly since inception (January 9, 2002) and underperforming the one-year CMT slightly since inception. The Board did not consider performance of the Adviser in managing other accounts because the Institutional Short-Term Government Bond Fund is the only account that uses the same strategy as the Fund.

      As to the cost of the services provided by the Adviser, the Trustees reviewed information in the Report showing that the advisory fee received by the Adviser (after waiver of 50 basis points and payment of estimated Fund expenses) was less than average for its peer funds and showing that the expense ratio of the Fund after waiver was significantly less than the average paid by its Lipper peer group. The Trustees therefore concluded that the advisory fee and expense ratios were reasonable. The Trustees also reviewed a profitability analysis prepared by the Adviser that detailed the cost to the Adviser of providing services to the Fund and the profitability to the Adviser of the services provided to the Fund, based upon information derived with respect to the Institutional Short-Term Government Bond Fund. The information provided showed that the Adviser's operating margin for 2004 was significantly less than the average operating margin for public investment advisers. The Trustees also reviewed information regarding the Adviser's receipt of research information from brokers with whom fund transactions are executed and, in particular, soft dollar credits received on transactions executed on behalf of the Institutional Short-Term Government Bond Fund. The Trustees discussed the value of such research to the Adviser and its use in managing the Institutional Short-Term Government Bond Fund. As for economies of scale and whether fee levels reflect those economies of scale, the Adviser indicated that it was prepared to consider breakpoints at significantly higher asset levels, but that at current levels of profitability, it did not believe that breakpoints were necessary. The Trustees concluded that breakpoints were not necessary at this time, but that they would consider the need to introduce breakpoints at higher asset levels. The Board also considered the fact that the Adviser has been waiving fees for the Institutional Short-Term Government Bond Fund to maintain expenses at current levels and would contractually commit to continue the fee waiver through April 2006.

      The Trustees then discussed the written materials that they had received before the meeting and the Adviser's oral presentation and other information that the Board received at the meeting, and deliberated on the approval of the Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information provided, the Trustees concluded that the fees in the Management Agreement were reasonable and approved the Agreement.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

PORTFOLIO MANAGER COMPENSATION

Mr. Mitchell P. York and Mr. M. Brent. Wertz (the "Portfolio Managers") are the portfolio managers responsible for the day-to-day management of the Fund. As of December 31, 2004, the Portfolio Managers were responsible for the management of the following types of accounts:

----------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF ACCOUNTS     TOTAL ASSETS BY
                          NUMBER OF ACCOUNTS     TOTAL ASSETS BY         BY TYPE  SUBJECT TO    ACCOUNT TYPE SUBJECT
ACCOUNT TYPE              BY ACCOUNT TYPE        ACCOUNT TYPE            A PERFORMANCE FEE      TO A PERFORMANCE FEE
----------------------------------------------------------------------------------------------------------------------
Registered Investment               1                 $181,582,000                 0                     $0
Companies
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment             0                      $0                      0                     $0
Vehicles
----------------------------------------------------------------------------------------------------------------------
Other Accounts                     16                  $73,700,000                 0                     $0
----------------------------------------------------------------------------------------------------------------------

      The Fund commenced operations on February 7, 2005, after the reorganization of the Institutional Short-Term Government Bond Fund (the "Institutional Fund"), a series of AmeriPrime Advisors Trust, into the Fund. The Fund is the Adviser's only investment company client. The Adviser also provides investment advice to 16 individual clients whose assets are invested in third party money market funds. Because the investment objective and investment strategies of the Adviser's investment company client and its individual clients are different, the Adviser believes that there are no material conflicts that may arise in connection with the Portfolio Managers' management of the Fund's investments.

      The Portfolio Managers are compensated for their services by the Adviser. The Portfolio Managers are the sole owners of the Adviser and their compensation includes a fixed salary and ownership distributions. The Portfolios Managers' salaries are subjectively determined at the beginning of each fiscal year based on anticipated monthly free cash flow from business operations. Ownership distributions are paid out each quarter based on quarterly business profits. The Portfolio managers do not receive bonuses or deferred compensation, although the Adviser does offer a 401(k) plan.

      The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Institutional Fund as of December 30, 2004. The Core Fund had not commenced operations as of that date.

--------------------------------------------------------------------------------
       NAME OF PORTFOLIO MANAGER         DOLLAR RANGE OF EQUITY SECURITIES IN
                                                       THE FUND
--------------------------------------------------------------------------------
Mitchell P. York                                         None
--------------------------------------------------------------------------------
Michael B. Wertz                                         None
--------------------------------------------------------------------------------

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENTAGE OF OUTSTANDING
      NAME AND ADDRESS OF BENEFICIAL OWNER                 AMOUNT AND NATURE OF OWNERSHIP               SHARES OF THE FUND
-------------------------------------------------------------------------------------------------------------------------------
District School Board of Pasco County, Florida            1,554,631.9330/Record Ownership                     6.79%
Directors of Finance Svcs
7227 Land O'Lakes Blvd.
Land O'Lakes, FL 34639
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
School Board of Pinellas Co.                              2,589,768.1200/Record Ownership                     11.30%
301 4th Street SW
Largo, FL 33770
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank TTEE                                        1,179,105.6730/Record Ownership                     5.15%
FBO: Seven Oaks Comm Dev Dist II
2003 Construction
200 Biscayne Blvd., 14th Floor
Miami. FL 33131
-------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank TTEE                                        1,394,302.7680/Record Ownership                     6.09%
Fishhawk Community Dev Dist II
03 Construction
200 Biscayne Blvd., 14th Floor
Miami. FL 33131
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SunTrust Bank as Trustee For                              1,776,338.6050/Record Ownership                     7.75%
Reunion West Comm. Dev. Dist
DTD 09/01/04
225 East Robinson Street, Suite 250
Orlando, FL 32801
-------------------------------------------------------------------------------------------------------------------------------
The School Board of Polk County, Florida                  2,044,885.1230/Record Ownership                     8.93%
P.O. Box 391
Bartow, FL  33831
-------------------------------------------------------------------------------------------------------------------------------

      Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the Investment Company Act of 1940, as amended. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

MANAGEMENT OWNERSHIP

      As of April 1, 2005, all officers and Trustees as a group owned less then 1% of the outstanding shares of the Fund.

                              TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The address for each Trustee and officer is 3434 Colwell Avenue, Suite 100, Tampa, FL 33614.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

                                                                                          NUMBER OF
                                              TERM OF         PRINCIPAL                   FUNDS IN         OTHER
NAME, ADDRESS                                 OFFICE AND      OCCUPATION(S)               COMPLEX          DIRECTORSHIPS
AND DATE OF            POSITION(S) HELD       LENGTH OF       DURING PAST                 OVERSEEN BY      HELD BY
BIRTH                  WITH THE TRUST         TIME SERVED     5 YEARS                     TRUSTEE          TRUSTEE
------------------     ------------------     -----------     -------------------------   ------------     --------------
M. Brent Wertz(1)      Trustee/Treasurer/     Since 2004-     Investment Adviser, Wertz        1              None
1969                   Secretary              indefinite      York Capital Management
                                              term            Group LLC

Mitchell York          President/             Since 2004-     Investment Adviser, Wertz       NA              None
1967                   Chief Compliance       indefinite      York Capital Management
                       Officer                term            Group LLC

(1) Mr. Wertz is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he has an ownership interest in Wertz York Capital Management Group, LLC , the investment adviser to the Fund.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940 ("disinterested Trustee").

                                                                                   NUMBER OF
                                        TERM OF         PRINCIPAL                  FUNDS IN         OTHER
NAME, ADDRESS           POSITION(S)     OFFICE AND      OCCUPATION(S)              COMPLEX          DIRECTORSHIPS
AND DATE OF             HELD WITH       LENGTH OF       DURING PAST                OVERSEEN         HELD BY
BIRTH                   THE TRUST       TIME SERVED     5 YEARS                    BY TRUSTEE       TRUSTEE
------------------      ----------      -----------     -------------------------  -----------      --------------
Randy K. Sterns         Trustee         Since 2004-     Attorney - Bush, Ross,            1               None
1952                                    indefinite      Gardner, Warren & Rudy,
                                        term            P.A.

Tammy Evans             Trustee         Since 2004-     Vice President -                  1               None
1970                                    indefinite      Marriott Vacation Club
                                        term            International, Inc.

Douglas Conner          Trustee         Since 2004-     Managing partner -                1         Director -  J.
1942                                    indefinite      Conner Properties and                       W. Conner &
                                        term            Conner Land, Ltd.;                          Sons, Inc.;
                                                        Chairman - J. W. Conner                     Director - Delta
                                                        & Sons, Inc.; Chairman                      Asphalt Paving
                                                        -  Delta Asphalt Paving                     Co.; Director -
                                                        Co., Chairman -  C&D                        C&D Equipment
                                                        Equipment Co.; Chairman                     Co. ; Director -
                                                        -  Florida Midstate                         Florida Midstate
                                                        Realty                                      Realty

      The Trust's audit committee consists of Mr. Sterns, Ms. Evans and Mr. Conner. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees.

      Those Trustees who are officers or employees of the Adviser or Administrator, or their affiliates receive no remuneration from the Fund. Each disinterested Trustee receives a fee from the Fund for each regular quarterly and in-person special meetings of the Board of Trustees attended. Each disinterested Trustee receives $4,000 per year for serving as a trustee of the Fund and $1,000 for each meeting attended in excess of four meetings per year. In addition, each disinterested Trustee may be reimbursed for expenses incurred in connection with attending meetings.

      The following table describes the estimated compensation to be paid to the Trustees for the Trust's first full fiscal year. Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

                                                            AGGREGATE
                                                          COMPENSATION
      NAME OF PERSON, POSITION                              FROM FUND
      ------------------------                              ---------
      M. Brent Wertz                                          None

      Randy K. Sterns, Trustee                               $4,000

      Tammy Evans, Trustee                                   $4,000

      Douglas Conner, Trustee                                $4,000

As of April 1, 2005 the Trustees beneficially owned the following amounts of the
Fund:

                                                     AGGREGATE DOLLAR RANGE
                                                      OR SECURITIES IN ALL
                                                     REGISTERED INVESTMENT
                                                   COMPANIES OVERSEEN BY THE
                             DOLLAR RANGE OF          TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE     SECURITIES IN THE FUND    INVESTMENT COMPANIES(1)
      ---------------     ----------------------    -----------------------
      M. Brent Wertz               None                       None

      Randy K. Sterns              None                       None

      Tammy Evans                  None                       None

      Douglas Conner               None                       None

      (1)   The "Family of Investment Companies" consists solely of the Trust.

                                 CODE OF ETHICS

      Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents are the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

      Additionally, the Fund has ongoing arrangements to release portfolio holdings to Standard & Poor's ("S&P") in order for S&P to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 15 days after the end of the month. Information released to S&P is provided pursuant to an agreement to keep the information confidential.

      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the Board, which will review the arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.

                          DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

                           ADDITIONAL TAX INFORMATION

      The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2004, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,851,716, of which $122,929 expires in 2010, $726,001 expires in 2011 and $1,002,786 expires in
2012.

                                  FUND SERVICES

      Citco Mutual Fund Services, Inc. ("Citco"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, acts as the Fund's transfer agent. Citco maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Citco provides the Fund with fund accounting services, which include the maintenance of accounting books and records, daily accounting, the provision of certain monthly reports, record-keeping and other management-related services. Finally, Citco also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Citco receives an annual fee from the Adviser equal to either $50,000 or 0.05% of the average daily net assets of the Fund, whichever is greater. The fee is payable on a monthly basis.

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, served as the transfer agent for the Institutional Short-Term Government Bond Fund ("Predecessor Fund"), prior to its reorganization into Fund on February 7, 2005. Unified received a monthly fee from the Adviser of $1.20 per shareholder (subject to a minimum monthly fee of $900 per fund) for these transfer agency services. For the period from January 9, 2002 (commencement of the Predecessor Fund's operations) through December 31, 2002 and for the fiscal years ending December 31, 2003 and 2004, Unified received $8,587, $11,540 and $11,128 from the Adviser (not the Predecessor Fund) for these transfer agent services.

      In addition, Unified provided the Predecessor Fund with fund accounting services, which included certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified received an annual fee from the Adviser equal to 0.0275% of the Predecessor Fund's assets up to $100 million, 0.0250% of the Predecessor Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period from January 9, 2002 (commencement of the Predecessor Fund's operations) through December 31, 2002, and for fiscal years ending December 31, 2003 and 2004, Unified received $21,075, $37,130 and $39,486, respectively, from the Adviser (not the Predecessor Fund) for these fund accounting services.

      Unified also provided the Predecessor Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified received a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period from January 9, 2002 (commencement of the Predecessor Fund's operations) through December 31, 2002 and for the fiscal years ending December 31, 2003 and 2004, Unified received $36,495, $86,637 and $109,055, respectively, from the Adviser (not the Predecessor Fund) for these fund administrative services.

                                   ACCOUNTANTS

      The firm of Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio, 44145 has been selected as independent public accountants for the fiscal year ending December 31, 2005. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                                   DISTRIBUTOR

      The Adviser may, out of its own assets, pay for certain expenses incurred in connection with the distribution of Fund Shares. In particular, the Adviser may make payments out of its own assets to sales representatives and broker-dealers in connection with sales of Fund shares.

      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 ("Unified"), served as the exclusive agent for distribution of shares of the Predecessor Fund from the inception of the Predecessor Fund until February 2005. There were no payments made by the Predecessor Fund to Unified during the fiscal year ended December 31, 2004.

                                    CUSTODIAN

      Wachovia Bank, N.A. serves as custodian for the Fund's cash and securities. The custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

                              PROXY VOTING POLICIES

      The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds' Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor. In such a case, the Trust's policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund's vote will be cast.

      The Advisor's policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

      o Electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

      o Approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

      o Providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

      o Corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

      o Shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2004) will be available without charge, upon request by calling toll-free, 1-866-329-CORE (2673) , or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-866-329-CORE (2673) and a copy will be sent within three business days of receipt of a request.

                              FINANCIAL STATEMENTS

      The Fund commenced operations on February 7, 2005, after the reorganization of the Institutional Short-Term Government Bond Fund, a series of AmeriPrime Advisors Trust, into The Core Fund. The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Institutional Short-Term Government Bond Fund's Annual Report to the shareholders for the period ended December 31, 2004. You can obtain the Annual Report without charge by calling the Fund at 1-866-329-CORE (2673).